SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 8, 2015

NORTHWEST BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-33393	94-3306718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 800, Bethesda, MD 20814

(Address Of Principal Executive Offices) (Zip Code)

(204) 497-9024

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In response to an email inquiry received from a shareholder, the Registrant responded as set forth in the response attached as Exhibit 99.1 hereto.

The information in this Item 7.01, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of Form 8-K. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this Item 7.01, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Response to shareholder

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: October 8, 2015	By:	/s/ Linda Powers
Linda Powers, Chief Executive Officer, Chairperson